SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Global COVID-19 Outbreak

After the balance sheet date, the outbreak of the 2019 coronavirus ("COVID-19") that originated in China and subsequently spread to many countries worldwide has resulted in the implementation of numerous actions taken by governments and governmental agencies in an attempt to mitigate the spread of COVID-19. These measures have resulted in a significant reduction in global economic activity and extreme volatility in the global financial markets, and the global demand for oil, natural gas and LNG has declined significantly. To date our operations have been impacted primarily by the cancellation and/or delays of crew changes on our vessels, postponement of equipment maintenance and various inspections. However, the extent to which COVID-19 will impact our results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including among others, the severity and duration of COVID-19 and the actions to contain or treat its impact. An estimate of the impact cannot therefore be made at this time. The severity and duration, as well as the impact of these factors remain uncertain but could have a material impact on our earnings, cash flow and financial condition.

Series A Preferred Units ATM Program

On January 28, 2020, the Partnership entered into a sales agreement with a sales agent (the "Agent"), relating to the Partnership’s 8.75% Series A Cumulative Redeemable Preferred Units representing limited partner interests (the "Series A Preferred Units"). In accordance with the terms of the sales agreement, we may, through the Agent, offer and sell from time to time, Series A Preferred Units having an aggregate offering price of up to $120.0 million.

Cash Distributions

In February 2020, we paid a cash distribution of $0.4042 per common unit in respect of the three months ended December 31, 2019 to unitholders of record as of February 7, 2020. We also paid a cash distribution of $0.546875 per Series A Preferred Unit for the period from November 15, 2019 through to February 14, 2020 to our Series A Preferred unitholders of record as of February 7, 2020.

On April 1, 2020, we announced a 95% reduction to our quarterly common unit distribution to $0.0202 per unit for the quarter ended March 31, 2020 (from $0.4042 per unit in the previous quarter).

Financing

In February 2020, we borrowed $25.0 million from Golar, with interest of LIBOR plus 5.0%. We repaid the loan in full, including interest.

2015 Norwegian Bonds and 2017 Norwegian Bonds Refinancing

On April 1, 2020, we announced the initiation of a process to seek bondholder approval for an extension of the maturity date by 18 months, subject to certain terms and conditions, for our 2015 Norwegian Bonds and our 2017 Norwegian Bonds. We intend to use the 18 month extension period to arrange a long-term refinancing of the 2015 Norwegian Bonds and the 2017 Norwegian Bonds, which has not been possible in light of the current turmoil in the Nordic and international capital markets due in part to the adverse conditions caused by COVID-19.

We have scheduled a bondholder meeting on May 5, 2020 to approve the proposed amendments to the 2015 Norwegian Bonds and the 2017 Norwegian Bonds (the "Norwegian Bond Amendments"). In turn for the 18 month extension we will pay an amendment fee of 0.5% of the par value of all of the 2015 Norwegian Bonds and 2017 Norwegian Bonds.The proposed amendments include the following:

2015 Norwegian Bonds: The interest rate on the 2015 Norwegian Bonds will increase by 185 basis points, from LIBOR plus 4.4% per annum to LIBOR plus 6.25% per annum. In addition, the repayment profile of the 2015 Norwegian Bonds will change from a bullet repayment on the original maturity date to amortization as follows:
•Equal instalments of $5 million (at 100% of par value), the first time on September 30, 2020 and thereafter on each interest payment date in the period up to and including the interest payment date in May 2021;
•Equal instalments of $3.75 million (at 100% of the par value) from, but excluding the interest payment date in May 2021 and on each interest payment date thereafter; and
•Repayment of the remaining amount at a price of 105% of the par value on the amended maturity date of November 22, 2021.

2017 Norwegian Bonds: The interest rate on the 2017 Norwegian Bonds will increase by 185 basis points, from LIBOR plus 6.25% per annum to LIBOR plus 8.1% per annum. In addition, the repayment profile of the 2017 Norwegian Bonds will change from a bullet repayment upon the original maturity date to amortization as follows:
•Equal instalments of $5 million (at 100% of par value), the first time on September 30, 2020 and thereafter on each interest payment date in the period up to and including the interest payment date in May 2021;
•Equal instalments of $6.25 million (at 100% of the par value) from, but excluding the interest payment date in November 2021 and on each interest payment date thereafter;
•Equal instalments of $10 million (at 100% of the par value) from and including the interest payment date in February 2022 after the 2015 Norwegian Bonds have been redeemed in full; and
•Repayment of the remaining amount at a price of 105% of the par value on the amended maturity date of November 22, 2022.

Under the Norwegian Bond Amendments, we may incur no additional financial indebtedness without applying the proceeds received therefrom to redeem the 2015 Norwegian Bonds and the 2017 Norwegian Bonds on a pro rata basis, other than certain permitted financial indebtedness incurred: (i) to repay existing financial indebtedness, (ii) by way of secured debt from financial institutions incurred in the ordinary course of business in connection with acquisitions of assets or (iii) an amount up to $25 million in aggregate, provided that the proceeds in the case of each of (i) to (iii) above are not applied for redemption of any or all of the 2017 Norwegian Bonds prior to the redemption of the 2015 Norwegian Bonds in full. In addition, the Norwegian Bond Amendments will contain a provision prohibiting us from paying distributions to our common unit holders in an amount greater than (i) $0.0808 per common unit per annum or (ii) the aggregate amount of cash equity raised. Additionally, under the Norwegian Bond Amendments, we will not be permitted to repurchase any of our common or preferred units

As of April 30, 2020, we had received support from bondholders for the required two-thirds majority to approve the proposed amendments at the meeting on May 5, 2020 for each of the 2015 Norwegian and the 2017 Norwegian Bonds.